UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 8, 2007

Chindex International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24624	13-3097642
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4340 East West Highway, Bethesda, Maryland		20814
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 215-7777

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 8, 2007 the registrant announced its results of operations for the quarter ended June 30, 2007 in a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On July 25, 2007 the registrant announced a conference call to discuss its release of Q1 fiscal year 2008 results on Wednesday, August 8, 2007. A copy of the press release with details of how to participate in the call is attached hereto as Exhibit 99.2.

In accordance with general instruction B.2 of Form 8-K, the information in this Report (including exhibits) that is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Report.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 99.1 Press Release dated August 8, 2007.
Exhibit No. 99.2 Press Release dated July 25, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chindex International, Inc.

August 8, 2007	By:	Cheryl Chartier

Name: Cheryl Chartier
Title: Controller

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 8, 2007
99.2	Press Release dated July 25, 2007